LOAN AGREEMENT

              This Loan Agreement, made and entered into this 8th  day
         of   March 1996, by and between Citizens Bank and
         Trust Company, of Chillicothe, Missouri, hereinafter "LENDER', and Pioneer Railcorp, an Iowa Corporation, Alabama Railroad Co., an Iowa Corporation, and Mississippi Central Railroad Co., a Mississippi Corporation, hereinafter collectively "BORROWER" and respectively "Pioneer" and "Subsidiaries".
                                      RECITALS
              The parties recite and declare:
              a. BORROWER has requested LENDER to lend to it up to the sum of Two Million Five Hundred Thousand Dollars
         ($2,500,000) (the "loan amount") for a line of Credit Loan
         (the "Loan").
              b. LENDER is willing to lend BORROWER up to the sum of Two
         Million Five Hundred Thousand Dollars ($2,500,000) on the terms and conditions hereinafter set forth.
              In consideration of the above recitals, the following
         covenants and conditions, and other good and valuable consideration, the receipt of which is acknowledged, the parties agree as follows:
                                    SECTION ONE
                                    DEFINITIONS
              a. "Borrower" shall mean Pioneer Railcorp, Alabama Railroad
         Co., and Mississippi Central Railroad Co.
              b. "Collateral documents" means all those documents
         securing or perfecting security for the loan.
              C. "It" or 'its", when used to identify Borrower, refers to each of Pioneer Railcorp, Alabama Railroad Co., and Mississippi Central Railroad Co. and when used to identify Subsidiaries, refers to each of Alabama Railroad Co., and Mississippi Central Railroad Co.
              d. "Liquidated value" shall mean that value as determined
         by a qualified independent analyst approved by Lender but compensated by Borrower, after deduction of all projected expenses required to generate sale of assets.
              e. "Loan Amount" means the total credit available
         hereunder, regardless of whether drawn upon or advanced.
              f. "Market Value" shall mean that value as determined by a qualified independent analyst approved by Lender but compensated by Borrower, taking into account comparable short line sales.
              g. "Permitted liens" means:
                   1. liens for taxes, assessments and similar charges,
              incurred in the ordinary course of business, that are not yet due and payable;
                   2. pledges or deposits made in the ordinary course of
              business to secure payment of workers compensation, or to participate in any fund in connection with workers compensation, unemployment insurance, old-age pensions, railroad retirement, employee medical insurance, or other social security programs;
                   3. liens of mechanics, materialmen, warehousemen,
              carriers, or other like liens, securing obligations incurred in the ordinary course of business, that are not yet due and payable; and
                   4. pledges or deposits made in the ordinary course of
              business pursuant to the rights of preferred shareholders.
                                    SECTION TWO
                                     THE LOAN
              a. Disbursement of the Loan.  Advances of the loan within
         the credit limit thereof shall be made by LENDER by crediting the BORROWER'S deposit account with LENDER upon presentation to LENDER of BORROWER'S written request and instructions, signed by the authorized officer or officers of BORROWER. It is understood and agreed, however, that LENDER is not obligated to make advances at any time when there has been a default hereunder by BORROWER that has not been cured to the satisfaction of LENDER.
              b. The Note.  At the time of making the loan, BORROWER will execute and deliver a note to LENDER, in the form of that attached as Exhibit "A".
              C. Payments of Principal.  The principal of any advance on the Loan of less than Two Hundred Fifty Thousand
         Dollars ($250,000) shall be repaid in full upon the termination of this Loan Agreement. The principal of any advance on the Loan of Two Hundred Fifty Thousand and NOIIOO Dollars ($250,000.00) or more shall be amortized, with Interest as hereinafter provided, over a seven (7) year period and paid monthly with interest, commencing one (1) month from the date of such advancement.
              d. Interest.  Each advance shall bear interest at the
         initial rate of eleven percent (11%) per annum, adjustable quarterly to two and one-half percent (2.5%) over the New York
         Prime Rate limited, however, to a one percent (1%) annual increase or decrease, provided, interest shall not be adjusted to exceed thirteen and one-half percent (13.5%) as a maximum rate nor to reduce below ten percent (10%) per annum. Interest on any advance on the Loan of less than Two Hundred Fifty Thousand
         Dollars ($250,000) shall be payable upon termination of this Loan Agreement. Interest on any advance on the Loan of Two Hundred Fifty Thousand Dollars ($250,000) or more shall be amortized with principal over a seven (7) year period and paid monthly with such amortized principal, commencing one
         (1) month from the date of such advancement.
              e. Term of Loan Agreement.  This loan agreement shall
         extend for a term of one (1) year from the date of its execution.
              f. Fees.  Borrower shall pay to Lender a commitment fee
         equal to one percent (1%) of the loan amount, payable one-half percent (1/2%) at the time of loan closing, and payable one-half percent (1/2%) at the time of the first advance on the loan amount, which latter one-half percent (1/2%) may be a part of such advance.
                                   SECTION THREE
                               CONDITIONS PRECEDENT
              The obligation of LENDER to make the loan or to make
         advances thereunder is subject to the following conditions precedent:
              a. Documents required for closing.  Except as otherwise
        hereinafter specifically provided, BORROWER shall have delivered to LENDER, prior to disbursement (except for item vii below) of the initial advance on the loan (the closing), the following:
                   i. The note (Exhibit "A" attached), signed in proper
              form by the authorized officer of officers of BORROWER;
                   ii. A Pledge Agreement and Assignment in the form as
              that attached hereto as Exhibit "B", together with certificates representing the shares pledged and assigned, together with a limited stock power in the form of that attached hereto as Exhibit "C";
                   iii.  A certified (as of the date of closing) copy of
              resolutions of the respective boards of directors of BORROWER authorizing the execution, delivery, and performance of this Agreement, the note, the collateral documents, and each other document to be delivered pursuant hereto;
                   iv. Certified copies (as of date of closing) of
              BORROWER'S respective By-Laws;
                   v. A Certificate (as of date of closing) of BORROWER'S
              respective corporate secretaries as to incumbency and signatures of the officers of BORROWER signing this Agreement, the Note, the collateral documents, and each other document to be delivered pursuant hereto;
                   vi. Copies, certified as of the most recent date
              practicable, by the Secretaries of State of the States of incorporation, of BORROWER'S certificates of incorporation, together with a certificate (as of the date of closing) of BORROWER'S corporate secretaries to the effect that such certificates of incorporation have not been amended since the dates of certification;
                   vii.  Certificates, dated not more than 90 days
              following the closing, of the Secretaries of State of the States of incorporation, and of each state in which BORROWER is qualified as a foreign corporation, as to the good standing of BORROWER; and
                   viii.  A written opinion of BORROWER'S counsel, as of
              the date of closing and addressed to LENDER, in form satisfactory to LENDER, to the effect that:
                        (A) Pioneer and Subsidiaries are corporations
                   organized, existing, and in good standing under the laws of their respective states of Incorporation
                   (naming such states) and are qualified to transact business and are in good standing in those states where the nature of businesses or property owned by BORROWER requires qualification and, to the knowledge of such counsel, are not required to be qualified as foreign corporations in any other jurisdiction;
                        (B) BORROWER has the power to execute and deliver
                   this Agreement, to borrow money hereunder, to grant the collateral required hereunder, to execute and deliver the note and the collateral documents, and to perform such obligations;
                        (C) All corporate action by BORROWER, all consents
                   and approvals of any persons, necessary to the validity of this Agreement, the note, the collateral documents, and each other document to be delivered, has been duly obtained, and this Agreement, the note, the collateral documents, and such other documents do not conflict with any provisions of the charter or by-laws of BORROWER, of any applicable laws or any other agreement binding BORROWER or its property of which such counsel has knowledge;
                        (D) This Agreement, the note, the collateral
                   documents, and all other agreements to be delivered hereunder have been executed by, and each is valid and binding obligations of, BORROWER enforceable in accordance with its terms;
                        (E) The pledged stock constituting all of the
                   issued and outstanding capital common stock of Subsidiaries, and all pledged stock is fully paid and non-assessable; and
                        (F) Such counsel is without any knowledge of any
                   matters contrary to the representations and warranties contained in Section Five, Paragraph a;
                   ix. A certificate, as of the date of the closing, signed by the presidents or a vice presidents of Pioneer and Subsidiaries, to the effect that:
                        (A) The representations and warranties set forth
                   within Section Five, Paragraph a, are true as of the date of the closing; and
                        (B) No event of default, and no event that with
                   the giving of notice or passage of time, or both, would become such an event of default, has occurred as of such date;
              b. Certain events.  At the time of the closing:
                   i. No event of default shall have occurred and be
              continuing, and no event shall have occurred and be continuing that, with the giving of notice or passage of time, or both, would be an event of default;
                   ii. No material adverse change shall have occurred in
              the financial condition of BORROWER since the date of this Agreement or the closing, as applicable; and
                   iii.  All of the collateral documents shall have
              remained in full force and effect.
              c. Legal Matters.  At the time of the closing, all
         incidental legal matters shall be satisfactory to Cleaveland, Macoubrie & Cox, L.L.C., counsel to LENDER.
                                    SECTION FOUR
                                COLLATERAL SECURITY
              a. Composition of the collateral.  The property in which a security interest is granted pursuant to the provisions of Paragraphs b and c of this Section is collectively called the "collateral". The collateral, together with all of BORROWERIS other property of any kind held by LENDER, shall stand as one general, continuing, collateral security for all obligations of BORROWER as herein evidenced and contained and may be retained by LENDER until all such obligations have been satisfied in full.
             b. Rights in property held by LENDER. As security for the prompt satisfaction of all obligations, BORROWER assigns, transfers, and sets over to LENDER all of its right, title, and interest in and to, and grants LENDER a lien on and a security interest in, all amounts that may be owing from time to time by LENDER to BORROWER in any capacity, including, but not limited to, any balance or share belonging to BORROWER, or any deposit or other account with LENDER, which lien and security interest shall be independent of any right of setoff that LENDER may have.
             C. Rights in property held by BORROWER. As further security for the prompt satisfaction of all obligations arising under this Agreement, BORROWER pledges and assigns to LENDER all outstanding capital common stock of Subsidiaries, consisting of
        300,000 shares of capital common stock of Alabama Railroad Co. and 1,100,000 shares of capital common stock of Mississippi Central
         Railroad Co.
             d. Rights in property later acquired by BORROWER. As additional security, BORROWER shall grant LENDER a valid first lien and security interest, free of other encumbrances, in any property acquired wholly or in part with loan proceeds. BORROWER shall notify LENDER at least fifteen (15) days in advance of any such intended acquisition. In the instance loan proceeds are used to acquire a short line or other railroad, BORROWER shall acquire the controlling interest therein and may not use loan proceeds to purchase a minority interest.
              e. Priority of liens.  The above-stated liens shall be
         first and prior liens except for permitted liens with respect to property acquired by BORROWER with loan proceeds.
              f. Financing statements.
                   i. BORROWER will:
                        (A) Join with LENDER in executing such financing
                   statements (including amendments and continuation statements) in form satisfactory to LENDER, as LENDER may from time to time specify;
                        (B) Pay to reimburse LENDER for all costs and
                   taxes of filing or recording the statements in such public offices as LENDER may designate; and
                        (C) Take such other steps as LENDER may direct,
                   including the noting of LENDER'S lien on the collateral and on any certificates of title therefor, to perfect LENDER'S interest in the collateral.
                   ii. In addition to the foregoing, and not in
              limitation thereof:
                        (A) A carbon, photographic, or other reproduction
                   of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof; and
                        (B) To the extent lawful, BORROWER appoints LENDER
                   as its limited attorney-in-fact (without requiring
                   LENDER to act as such) to execute any financing statement in the name of BORROWER, and to perform all other acts that LENDER deems appropriate to preserve and continue its security interest in, and to protect and preserve, the collateral.
                                   SECTION FIVE
                          REPRESENTATIONS AND WARRANTIES
              a. original.  To induce LENDER to enter into this
         Agreement, BORROWER represents and warrants to LENDER as follows:
                   i. Pioneer and Subsidiaries are corporations duly
              organized, validly existing, and in good standing under the laws of the states of their incorporation; BORROWER has the lawful power to own its properties and to engage in the businesses it conducts, and is qualified and in good standing as foreign corporations in the jurisdictions wherein the nature of the businesses transacted by it or property owned by it makes such qualification necessary;
                   ii. BORROWER is not in default with respect to any of
              its existing indebtedness, and the making and performance of this Agreement, the note, and the collateral documents will not immediately or with the passage of time, or the giving of notice, or both;
                        (A) Violate the charter or by-law provisions of
                   BORROWER, or violate any laws or result in a default under any contract, agreement, or agreement to which BORROWER is a party or by which BORROWER or its property is bound; or
                        (B) Result in the creation or imposition of any
                   security interest in, or lien or encumbrance on, any of the assets of BORROWER, except in favor of LENDER;
                   iii.  BORROWER has the power and authority to enter
              into and perform this Agreement, the note, and the collateral documents, and to incur such obligations, and has taken all corporate action necessary to authorize the execution, delivery, and performance of this Agreement, the note, and the collateral documents;
                   iv. This Agreement and the collateral documents are,
              and the note when delivered will be, valid, binding, and enforceable in accordance with their respective terms;
                   V. Except as disclosed in Exhibit _, there is no
              pending order, notice, claim, litigation, proceeding, or investigation against or affecting BORROWER, whether or not covered by insurance, that would materially and adversely affect the businesses or prospects of BORROWER if adversely determined;
                   vi. BORROWER has good marketable title to all
              collateral offered up to LENDER as security for the loan;
                   vii.  The financial statements, including any schedules
              and notes pertaining thereto, have been prepared in accordance with generally accepted accounting principles consistently applied, and fully and fairly present the financial condition of BORROWER at the dates thereof and the results of operations for the periods covered thereby, and there have been no material adverse changes in the consolidated financial condition or businesses of BORROWER to the date hereof;
                   viii.  As of closing, BORROWER has no material
              indebtedness of any nature, including, but not limited to, liabilities for taxes and of any interest or penalties relating thereto, except to the extent reflected (in a footnote or otherwise) and, reserved against in the December 31, 1995, financial statements, or any material indebtedness of any nature not fully reflected and reserved against in the
               December 31,1996, financial statements;
                   ix. Except as otherwise permitted in this Agreement,
              BORROWER has filed all federal, state, and local tax returns and other reports required by law to be filed prior to the effective date hereof and that are material to the conduct of its businesses; has paid or caused to be paid all taxes, assessments, and other governmental charges that are due and payable prior to the effective date thereof; and has made adequate provision for the payment of such taxes, assessments, or other charges accruing but not yet payable;
              and BORROWER has no knowledge of any deficiency or additional assessment in a materially important amount in connection with any taxes, assessments, or charges, not provided for on its books;
                  X. Except as otherwise disclosed in Exhibit _, or
              except to the extent that the failure to comply would not materially interfere with the conduct of the businesses of BORROWER, BORROWER has complied with all applicable laws with respect to:
                        (A) The conduct of its businesses; and
                        (B) The use, maintenance, and operation of the
                   real and personal properties owned or leased in the conduct of its businesses;
                   xi. No representation or warranty by BORROWER contained
              herein or in any certificate or other document furnished by BORROWER pursuant hereto contains any untrue statement of material fact or omits to state a material fact necessary to make such representations or warranty not misleading in light of the circumstances under which it was made;
                   xii.  Each consent, approval or authorization of, or
              filing, registration, or qualification with, any person required to be obtained or effected by BORROWER in connection with the execution and delivery of this Agreement, the note, and the collateral documents, or the undertaking or performance of such obligations, has been obtained or effected.
                                    SECTION SIX
                               BORROWER'S COVENANTS
              BORROWER covenants and agrees with LENDER that, so long as any of its obligations arising under this Agreement remain unsatisfied, BORROWER will comply with the following covenants:
              a. Affirmative covenants.
                   i. BORROWER will use the proceeds of the loan only for
              purposes promotive of its current businesses, specifically for the acquisition of assets or entities consistent with short line rail operations.
                   ii. BORROWER shall promptly furnish LENDER with true
              and complete copies of all filings made by BORROWER with the Securities and Exchange Commission, including particularly, but not limited to, copies of all 10 Q filings and all 10 K filings, the latter to include: (I) A consolidated statement of shareholders' equity and a consolidated statement of changes in financial position of BORROWER for such fiscal year; (II) consolidated and consolidating income statements of BORROWER for such fiscal year; and (III) consolidated and consolidating balance sheets of BORROWER as of the end of such fiscal year-all in reasonable detail, including all supporting schedules and comments-the consolidated statement and balance sheet to be audited by independent certified public accountant selected by BORROWER and acceptable to LENDER (which acceptance shall not be unreasonably withheld), and certified by such accountants to have been prepared in accordance with generally accepted accounting principles consistently applied by BORROWER, except for any inconsistencies explained in such certificate. In addition, BORROWER will obtain from such independent certified public accountants and deliver to LENDER, within ninety (90) days after the close of each fiscal year, the accountants' written statement that, in making the examination necessary to their certification, they have obtained no knowledge of any event of default by BORROWER, or disclosing all events of default of which they have obtained knowledge; provided, however, that in making their examination such accountants shall not be required to go beyond the bounds of generally accepted auditing procedures for the purpose of certifying financial statements; LENDER shall have the right, from time to time, to discuss BORROWER'S affairs directly with BORROWER'S independent certified public accountants after written notice to BORROWER and opportunity of BORROWER to be present at any such discussion.
                   iii.  BORROWER will maintain its inventory, equipment,
              real estate, and other properties in good condition and repair (normal wear and tear excepted); will pay and discharge or will cause to be paid and discharged when due, the cost of repairs to or maintenance of the same; and will pay or cause to be paid all rental or mortgage payments due on such real estate.
                   iv. BORROWER will maintain, or cause to be maintained,
              public liability insurance and fire and extended coverage insurance on all buildings owned by it exceeding $10,000.00 in value. BORROWER will furnish to LENDER such evidence of insurance as LENDER may require.
                   v. BORROWER will pay or cause to be paid when due all
              taxes, assessments, and charges or levies imposed on it or on any of its property or that it is required to withhold and pay over, except when contested in good faith by appropriate proceedings, with adequate reserves therefor having been set aside on their books. But BORROWER shall pay or cause to be paid all such taxes, assessments, charges, or levies promptly when foreclosure on any lien that has attached (or security therefor) appears imminent.
                    vi. BORROWER will maintain and provide evidence to
              Lender's satisfaction, at least annually, of:
                         (A) Market values of Subsidiaries of at least one
                    hundred fifty percent (150%) of loan amount; and
                         (B) Liquidation values of Subsidiaries of at least
                    one hundred ten percent (110%) of loan amount.
                    vii.  BORROWER, within a reasonable time after written
              request therefor, will make available for inspection by authorized representatives of LENDER, any of its books and records, and will furnish LENDER any information regarding its business affairs and financial condition.
                    viii.  BORROWER will collect is accounts and sell its
              inventory only in the ordinary course of business.
                    ix. BORROWER will keep accurate and complete records
              of its accounts, inventory, and equipment, consistent with sound business practices.
                    x. BORROWER will give immediate notice to the LENDER of
              any extraordinary event involving it that might materially and adversely affect is operations, financial condition, property, or businesses.
                   xi. Within thirty (30) days after LENDER'S request
              therefor, BORROWER will furnish LENDER with copies of federal income tax returns filed by BORROWER.
                   xii.  BORROWER will pay when due (or within applicable
              grace periods) all indebtedness due third persons, except when the amount is being contested in good faith by appropriate proceedings and with adequate reserves therefor being set aside on the books of BORROWER. If BORROWER defaults in the payment of any principal (or installment thereof) of, or interest on, any such indebtedness, LENDER shall have the right, in its discretion, to pay such interest or principal for the account of BORROWER and be reimbursed by BORROWER on demand.
                   xiii.  BORROWER will notify LENDER immediately if it
              becomes aware of the occurrence of any event of default or of any fact, condition, or event that, with the giving of notice or passage of time, or both, could become an event of default, or of the failure of BORROWER to observe any of its undertakings under this Agreement.
                   xiv.  BORROWER will notify LENDER thirty (30) days in
              advance of any change in the location of any of its places of business or of the establishment of any new, or the discontinuance of any existing, place of business.
                   xv. BORROWER will:

                        (A) Fund all its defined benefit pension plans, if
                   any, in accordance with no less than the minimum
                   funding standards required under ERISA;
                        (B) Furnish LENDER, upon request, promptly after
                   the filing of the same, with copies of all reports or other statements filed with the United States
                   Department of Labor or the Internal Revenue Service
                   with respect to all employee benefit plans; and
                        (C) Promptly advise LENDER of any reportable event
                   or prohibited transaction, as defined in ERISA, with respect to any employee benefit plan.
             b. Negative covenants.
                   i. BORROWER will not change its name, enter into any
             merger, consolidation, reorganization or recapitalization, or reclassify its capital stock without prior written
             approval of LENDER, which approval shall not be unreasonably withheld.
                   ii. BORROWER will not sell, transfer, lease, or
             otherwise dispose of all, or (except in the ordinary course of business) any material part of, its assets.
                   iii. SUBSIDIARIES will not mortgage, pledge, grant, or promote to exist a security interest in or lien on any of its assets of any kind, now owned or hereafter acquired,
             except for permitted liens and except for the security
             interest to LENDER herein provided for.
                   iv. SUBSIDIARIES will not become liable, directly or indirectly, as guarantor or otherwise, for any obligation of any other person or entity, except for the endorsement of commercial paper for deposit or collection in the ordinary course of business.
               v. SUBSIDIARIES will not, except upon prior written approval of LENDER, incur, create, assume, or permit to exist any additional indebtedness except:
                     (A) The loan;
                     (B) Trade indebtedness incurred in the ordinary course
               of business; and
                     (C) Indebtedness secured by permitted liens.
                     (D) Equipment leases as defined in sub-paragraph ix
               below.
               vi. SUBSIDIARIES will not declare or pay any dividends, or make any other payment or distribution on account of its capital stock other than preferred stock, excepting dividends of normal operating profits.
               vii. BORROWER will not form any subsidiary or make any investment in, or make any loan in the nature of an investment to, another person or entity, of a value in excess of $50,000, except for those in the ordinary course of business:
               (A) for the purposes of this Loan Agreement, or
               (B) to entities wholly owned and controlled by BORROWER.
               viii. BORROWER will not make any loan or advance to any officer, shareholder, director, or employee of BORROWER, except temporary advances in the ordinary course of
              business, without prior written approval of LENDER, nor increase salaries or bonuses to executive and management personnel to more than 120% of current levels except pursuant to current agreements or contracts as disclosed to
              LENDER.
                   ix. SUBSIDIARIES will not increase any of its lease
              obligations except for new leases on terms equivalent to or superior than those commonly found in the market, which new leases shall be so certified to Lender by BORROWERS chief financial officer(s). As used in this paragraph, the term "lease" means a lease reflected on the consolidated balance sheet of Subsidiaries or a lease that should be so reflected under generally accepted accounting principles.
                   x. SUBSIDIARIES will not purchase, or otherwise invest
              in or hold, securities, nonoperating real estate, or other nonoperating assets, except:
                        (A) Direct obligations of the United States of
                   America;
                        (B) The present investment in any such asset; and
                        (C) Operating assets that hereafter become
                   nonoperating assets.
              Subsidiaries may, however, the foregoing notwithstanding, purchase, invest in, or hold, nonoperating real estate or interests therein purchased or acquired for reasonable prospective inclusion in operations provided that not more than $50,000 is expended for such purchase or acquisition annually unless prior written approval for a greater expenditure is obtained from LENDER.
                   xi. Subsidiaries will not issue, redeem, purchase, or
              retire any of its capital stock or grant or issue any
              warrant, right, or option pertaining thereto, or other
              security convertible into any of the foregoing, excepting
              the existing rights of preferred shareholders of the Mississippi Central Railroad Co.
                   xii. BORROWER will not prepay any subordinated indebtedness, indebtedness for borrowed money, or indebtedness secured by any of its assets (except the Loan and except indebtedness incurred in the ordinary course of business) or enter into or modify any agreement as a result of which the terms of payment of any of the foregoing indebtedness are waived or modified.
                   xiii. SUBSIDIARIES will not enter into any sale-leaseback transaction.
                   xiv. SUBSIDIARIES will not acquire any stock in, or all or substantially all of the asset of, any other person or entity, except as authorized herein.
                   xv.  BORROWER will not furnish LENDER with any
              certificate or other document that will contain any untrue statement of material fact or that will omit to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.
                   xvi. BORROWER will not directly or indirectly apply any part of the proceeds of the loan to the purchasing or carrying of any "margin stock" within the meaning of
              Regulation U of the Board of Governors of the Federal
              Reserve System, or any regulations, interpretations, or
              rulings thereunder.
                   xvii. BORROWER will not, except, upon prior written approval of LENDER, make any substantial change in its management or in its principal purpose of businesses.
                   xviii.  BORROWER will not use loan proceeds or any
              advancement on the loan, in whole or in part, for payment of normal operating expenditures of current businesses.
                                   SECTION SEVEN
                                      DEFAULT
              a. Events of default.  The occurrence of any one or more of the following events shall constitute an event of default under this Agreement.
                   i. BORROWER shall fail to pay when due any installment
              of principal or interest, or any fee or charge payable hereunder, and such failure shall continue for a period of thirty (30) days.
                   ii. BORROWER shall fail to observe or perform any other
              obligation to be observed or performed by it hereunder or
              under any of the collateral documents, and this failure
              shall continue for thirty (30) days after: (A) Notice of the failure from the LENDER; or (B) the LENDER is notified of the failure or should have been so notified pursuant to the provisions of Paragraph a (xiv) of Section Six, whichever is earlier.
                   iii. BORROWER shall fail to pay any indebtedness due to any third persons, and this failure shall continue beyond any applicable grace period, unless such indebtedness is material in nature and is contested in good faith, or
              BORROWER shall suffer to exist any other event of default
              under the Agreement binding BORROWER.
                   iv. BORROWER shall fail to pay when due any sum owing
              to LENDER, or fail to observe or perform in favor of LENDER, under any other loan agreement, note or contractual undertaking with LENDER, allowing agreed upon grace periods.
                   v. Any financial statement, representation, warranty,
              or certificate made or furnished by BORROWER to LENDER in connection with this Agreement, or as inducement to LENDER to enter into this Agreement, or in any separate statement or document to be delivered hereunder to LENDER, shall be materially false, incorrect, or incomplete when made, providing, no such false, incorrect or incomplete statement, representation, warranty or certificate shall constitute a default if such statement, representation, warranty or certificate was, when given and thereafter, when relied upon by LENDER, truthful to the best knowledge and belief of
              BORROWER.
                   vi. BORROWER shall admit its inability to pay its debts
              as they mature, or shall make an assignment for the benefit of its or any of its creditors.
                   vii.  Proceedings in bankruptcy, or for reorganization
              of BORROWER, or for the readjustment of any of its
              respective debts, under the Bankruptcy Code, as amended, or any part thereof, or under any other laws, whether state or federal, for the relief of debtors, now or hereafter existing, shall be commenced against BORROWER and shall not be discharged within sixty (60) days of their commencement, or any such proceeding shall be commenced by BORROWER.
                   viii. A receiver or trustee shall be appointed for BORROWER or for any substantial part of its respective assets, or any proceedings shall be instituted for the dissolution or the full or partial liquidation of BORROWER, and the receiver or trustee shall not be discharged within sixth (60) days of his or her appointment, or the proceedings shall not be discharged within sixty (60) days of their commencement, or BORROWER shall discontinue
              business or materially change the nature of its businesses.
                   ix. BORROWER shall suffer a final judgment or final
              judgments for payment of money aggregating in excess of Twenty-Five Thousand Dollars ($25,000) and shall not discharge the same within a period of ninety (90) days, unless, pending further proceedings, execution has not been commenced or, if commenced, has been effectively stayed.
                   x. A judgment creditor of BORROWER shall obtain
              possession of any of the collateral by any means, including, but without limitation, levy, distraint, replevin, or self-help, providing such action represents a material part of collateral.
                   xi. Any obliges of subordinated indebtedness shall fail
              to comply with the subordination provisions of the
              instruments evidencing the subordinated indebtedness.
              b. Acceleration. Immediately, and without notice, on the occurrence of an event of default specified in Paragraphs a(v) through a (viii) of this Section, or at the option of LENDER if LENDER shall reasonably deem itself insecure, or on the occurrence of any other event of default, but only on written notice, all obligations, whether hereunder or otherwise, shall immediately become due and payable without further action of any kind.
              C. Remedies.  After any acceleration, as provided in
         Paragraph b of this Section, LENDER shall have, in addition to the rights and remedies given to it by this Agreement, the note, and the collateral documents, all those rights and remedies allowed by all applicable laws, including, but not limited to, the Uniform Commercial Code as enacted in any jurisdiction in which any collateral may be located. Without limiting the generality of the foregoing, LENDER, immediately and without demand of performance and without other notice-except as specifically required by this Agreement or the collateral documents-or any demand whatsoever to BORROWER, all of which are hereby expressly made, and, without advertisement, may sell at public or private sale, or otherwise realize on, in Chillicothe, Missouri, or elsewhere, the whole, or from time to time, any part of the collateral, or any interest that BORROWER may have therein. After deducting from the proceeds of sale or other disposition of the collateral all expenses, including all reasonable expenses for legal services, LENDER shall apply such
          proceeds towards the satisfaction of the obligations.      Any
          remainder of the proceeds after satisfaction in full of the obligations shall be distributed as required by applicable laws. Notice of any sale or other disposition shall be given to BORROWER at least fifteen (15) days before the time of any intended public sale or of the time after which any intended private sale or other disposition of the collateral is to be made, which BORROWER hereby agrees shall be reasonable notice of such sale or other disposition. BORROWER agrees to assemble, or cause to be assembled, at its own expense the collateral at such place or places as LENDER shall designate. At any such sale or other disposition, LENDER, to the extent permissible under applicable laws, may purchase the whole or any part of the collateral, free from any right of redemption on the part of BORROWER, which right is hereby waived and released. Without limiting the generality of any of the rights and remedies conferred on LENDER under this paragraph, LENDER, to the full extent permitted by applicable laws, may:
                    i. Enter on the premises of BORROWER, exclude
               therefrom BORROWER or any affiliate, and take immediate
              possession of the collateral, either personally or by means of a receiver appointed by a court of competent jurisdiction;
                   ii. At LENDER'S option, use, operate, manage, and
              control the collateral in any manner;
                   iii. Collect and receive all rents, income, revenue, earnings, issues, and profits) and
                   iv. Maintain, repair, renovate, alter, or remove the
              collateral as LENDER may determine in its discretion.
                                   SECTION EIGHT
                             CONSTRUCTION OF AGREEMENT
              The provisions of this Agreement shall be in addition to
         those of any guaranty, pledge, security agreement, note, or other evidence of liability held by LENDER, all of which shall be construed as complementary to each other. Nothing herein contained shall prevent LENDER from enforcing any or all other notes, guaranty, pledge, or security agreements in accordance with their respective terms.
                                   SECTION NINE
                                FURTHER ASSISTANCE
              From time to time, BORROWER shall execute and deliver to
         LENDER such additional documents and will provide such additional information as LENDER may reasonably require to carry out the terms of this Agreement and be informed of BORROWER'S status and affairs.
                                    SECTION TEN
                         ENFORCEMENT AND WAIVER BY LENDER
              LENDER shall have the right at all times to enforce the
         provisions of this Agreement and the collateral documents in strict accordance with their terms, notwithstanding any conduct or custom on the part of LENDER in refraining from so doing at any time or times. The failure of LENDER at any time or times to enforce its rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or as having in any way or manner modified or waived the same. All rights and remedies of LENDER are cumulative and concurrent, and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.
                                  SECTION ELEVEN
                                EXPENSES OF LENDER
              BORROWER, on demand, will reimburse LENDER for all expenses, including the reasonable fees and expenses of legal counsel for LENDER, incurred by LENDER in connection with the preparation, administration, amendment, modification, or enforcement of this Agreement and the collateral documents, and the collection or attempted collection of the note.
                                  SECTION TWELVE
                                      NOTICE
              Any notices or consents required or permitted by this
         Agreement shall be in writing and shall be deemed delivered if delivered in person, or, if sent, by certified mail, postage prepaid, return receipt requested, or telegraph, as follows, unless such address is changed by written notice.
              a. If to BORROWER: ATTN: Guy Brenkman, 1318 South Johanson
              Rd., Peoria, Illinois, 61607.
              b. If to LENDER: ATTN: Andrew Coffelt, P.O. Box 50, Chillicothe, Missouri, 64601.
                                 SECTION THIRTEEN
                          WAIVER AND RELEASE BY BORROWER
              To the maximum extent permitted by applicable laws,
         BORROWER:
              a. Waives (i) protest of all commercial paper at any time held by the LENDER on which the BORROWER is in any way liable;
         and (ii) notice of acceleration and of intention to accelerate, and notice and opportunity to be heard, after acceleration, exercised by LENDER of the remedies of self-help, set off, or of other summary procedures committed by any applicable laws or by any agreement with BORROWER, and, except when required hereby or by any applicable laws, notice of any other action taken by LENDER; and
              b. Releases LENDER and its officers, attorneys, agents, and employees from all claims for loss or damage caused by any act or omission on the part of any of them, except wilful misconduct.
                                 SECTION FOURTEEN
                                  GOVERNING LAW
              It is agreed that this Agreement shall be governed by,
          construed, and enforced in accordance with the laws of the State of Missouri.
                                     SECTION FIFTEEN
                                     BINDING EFFECT
                This Agreement shall inure to the benefit of, and shall be binding on, the respective successors and permitted assigns of the parties.
                                     SECTION SIXTEEN
                                       ASSIGNMENT
                BORROWER has no right to assign any of its rights or obligations under this Agreement without the prior, express, and written consent of LENDER, which consent shall not be withheld unreasonably. LENDER shall not market the Loan on an individual basis.
                                    SECTION SEVENTEEN
                                    ENTIRE AGREEMENT
                This Agreement shall constitute the entire Agreement between the parties and any prior understanding or representation of any kind preceding the date of this Agreement shall not be binding on either party except to the extent incorporated in this Agreement.
                                    SECTION EIGHTEEN
                               MODIFICATION OF AGREEMENT
                Any modification of this Agreement or additional obligation assumed by either party in connection with this Agreement shall be binding only if evidenced in writing signed by each party or an authorized representative of each party.

                                  SECTION NINETEEN
                                   ATTORNEYS FEES
              In the event any action is filed in relation to this Agreement, the unsuccessful party in the action shall pay to the successful party, in addition to all sums that either party may be called on to pay, a reasonable sum for the successful party's attorney fees.
                                   SECTION TWENTY
                                 PARAGRAPH HEADINGS
              The titles to the paragraphs of this Agreement are solely
         for the convenience of the parties and shall not be used to explain, modify, simplify, or aid in the interpretation of the provisions of this Agreement.
                                 SECTION TWENTY-ONE
                                    SEVERABILITY
              In any provision of this Agreement shall be held invalid
         under any applicable laws, such invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision, and, to this end, the provisions of this Agreement are severable.
                                 SECTION TWENTY-TWO
                                    COUNTERPARTS
              This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

                                SECTION TWENTY-THREE
                                        SEAL
              This Agreement is intended to take effect as an instrument under seal.
              IN WITNESS WHEREOF, each party has caused this Agreement to be executed by an authorized representative on the date indicated above.

                                  Citizens Bank and Trust Company

                                  By: /s/ Andy B. Coffelt, V.P.

                                  Pioneer Railcorp

                                  By: /s/ Guy L. Brenkman, CEO

                                  Alabama Railroad Co.

                                  By: /s/ Guy L. Brenkman, President

                                  Mississippi Central Railroad Co.

                                  By: /s/ Guy L. Brenkman, President